Supplement to the

Fidelity® Government Money Market Fund (SPAXX), Fidelity Money Market Fund (SPRXX),
and Fidelity U.S. Treasury Money Market Fund (FDLXX)

Funds of Fidelity Hereford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 29, 2010

Effective October 1, 2010, the master international fixed-income research agreement with FIL Investment Advisors and the sub-research agreement with FIL Investment Advisors (U.K.) Ltd. have been terminated on behalf of the funds.

The following information supplements the information found in the "Investment Policies and Limitations" section beginning on page 3.

NRSRO's. The Board of Trustees has designated each of the following nationally recognized statistical rating organizations (NRSROs) as a "designated NRSRO" pursuant to Rule 2a-7 under the 1940 Act: DBRS, Ltd.; Fitch, Inc.; Moody's Investor Services; and Standard & Poor's Ratings Services.

SMFB-10-03 December 20, 2010
1.713588.117